UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

Angi Inc.
(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street,	Suite 700
Denver,	CO	80205
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2021, the Angi Inc. (the “Company”) annual meeting of stockholders was held. Stockholders present in person or by proxy, representing 82,238,720 shares of the Company's Class A common stock (entitled to one vote per share) and 421,958,021 shares of the Company's common stock (entitled to ten votes per share), voted on the following matters:

1.Proposal 1 — to elect eleven (11) directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from the Board), was as follows:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld	Broker Non-Votes
Thomas R. Evans	4,277,133,534	6,749,456	9,348,003
Alesia J. Haas	4,277,137,026	6,745,964	9,348,003
Kendall Handler	4,251,575,061	32,307,929	9,348,003
Oisin Hanrahan	4,255,300,374	28,582,616	9,348,003
Angela R. Hicks Bowman	4,252,506,116	31,376,874	9,348,003
Joseph Levin	4,247,648,676	36,234,314	9,348,003
Glenn H. Schiffman	4,251,736,722	32,146,268	9,348,003
Mark Stein	4,251,574,922	32,308,068	9,348,003
Suzy Welch	4,251,438,444	32,444,546	9,348,003
Gregg Winiarski	4,251,574,420	32,308,570	9,348,003
Yilu Zhao	4,277,215,941	6,667,049	9,348,003

2.     Proposal 2 — to approve a non-binding advisory resolution on executive compensation, was as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining	Broker Non-Votes
4,248,039,694	35,739,108	104,188	9,348,003

3.    Proposal 3 — a non-binding advisory vote on the frequency of future advisory votes on executive compensation, was as follows:

1 Year	2 Years	3 Years	Number of Votes Abstaining	Broker Non-Votes
45,980,211	141,834	4,237,757,370	3,575	9,348,003

4.     Proposal 4 — ratification of the appointment of Ernst & Young LLP as Angi Inc.'s independent registered accounting firm for the 2021 fiscal year,

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining	Broker Non-Votes
4,293,069,585	159,802	1,606	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angi Inc.

	By:	/s/ Shannon M. Shaw
	Name:	Shannon M. Shaw
	Title:	Chief Legal Officer
Date: June 11, 2021